UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2014

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

California	0-55090	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18101 Von Karman Avenue, Suite 700, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 202-4160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 23, 2014, First Foundation Inc. (the “Company”) issued a press release announcing its consolidated financial results for its third quarter and the nine months ended September 30, 2014. A copy of that press release is attached as Exhibit 99.1 to and, by this reference, is incorporated into this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure

In that same press release, the Company also announced that its shares of common stock will become listed and will begin to trade, under the ticker symbol “FFWM”, on the NASDAQ Global Stock Market on Monday, November 3, 2014.

In accordance with General Instruction B.2 of Form 8-K, all of the information contained in this Current Report on Form 8-K and Exhibit 99.1, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and that Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description of Exhibit

99.1	Press Release issued October 23, 2014 announcing the consolidated financial results of First Foundation Inc. for the quarter and nine months ended September 30, 2014, and the listing of its shares of common stock on the NASDAQ Global Stock Market effective November 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: October 23, 2014	By:	/s/ JOHN M. MICHEL
John M. Michel
Executive Vice President & Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued October 23, 2014 announcing the consolidated financial results of First Foundation Inc. for the quarter and nine months ended September 30, 2014, and the listing of its shares of common stock on the NASDAQ Global Stock Market effective November 3, 2014.

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